Exhibit 10.1

LETTER AGREEMENT

This Letter Agreement (the “Agreement”) is entered into by and between Pareteum Corporation, (formerly Elephant Talk Communications Corp.), a Delaware corporation (the “Company”) and the undersigned holder of previously issued Company securities. The purpose of this Agreement is to amend the terms of (i) that certain 9% Unsecured Subordinated Convertible Promissory Note (the “Note”), dated December 18, 2015, issued by the Company to the undersigned holder (the “Holder”) of the Note and (ii) that certain Common Stock Warrant (the “Warrant”) issued by the Company on December 18, 2015 to the Holder. Capitalized terms used herein but not otherwise defined shall have the meaning as set forth in the Note and Warrant.

WHEREAS, the Holder is entitled to a cash payment equal to ten percent (10%) of such Holder’s original investment in the Note and Warrant upon the sale of the Company’s wholly owned subsidiary, ValidSoft Limited (“ValidSoft”), pursuant to Supplement No. 3 dated March 24, 2016 to Confidential Private Placement Memorandum dated December 1, 2015 (“Supplement No. 3”);

WHEREAS, the Company has recently sold ValidSoft, and the Company desires to amend the terms of Supplement No. 3 to provide for alternate consideration in lieu of the cash payment described in Supplement No. 3 (the “Amendment”); and

WHEREAS, the Company desires to provide the alternate consideration to such Holders who have provided to the Company, on or before December 15, 2016, their consent to the Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder agree as follows:

1.	Amendments to the Note.

(a)       Beginning on the date on which this Agreement is fully executed by both the Holder and the Company, the Principal amount of the Note is hereby increased by ten percent (10%) (the difference between the original Principal amount of the Note and the new Principal amount of the Note described in this Agreement, the “Additional Principal Amount”). Interest shall begin to accrue with respect to the Additional Principal Amount on the date of this Agreement.

(b)       The Conversion Price set forth in the Note shall be revised to fifteen cents ($0.15) per share of Common Stock, subject to further adjustment for the events referred to in Section 4(d) of the Note (as modified by Section 1(d) below).

(c)       Section 4(b) of the Note entitled Voluntary Conversion is amended and restated as follows:

“Voluntary Conversion. Each holder of the Notes shall have the right, exercisable at any time prior to the Maturity Date, to convert the principal amount then outstanding into shares of Common Stock, at the Conversion Price. In addition, upon a voluntary conversion prior to the Maturity Date, 100% of the interest that would have been payable between the date of the voluntary conversion and the Maturity Date (the “Unpaid Interest Amount”) shall be converted into such number of shares of Common Stock equal to the Unpaid Interest Amount divided by the Conversion Price (the “Unpaid Interest Shares”).”

(d)       Holder hereby agrees to the removal and deletion of the provisions in Section 4(d)(iii) and (iv) of the Note.

2.       Piggyback Registration. If at any time after the date hereof and terminating one year from the date hereof, the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the public offering of such securities (other than a registration statement on Form S-8, Form S-4 and /or registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company, the Company, subject to applicable rules and regulations of the Securities and Exchange Commission, shall use commercially reasonable efforts to cause to be registered under the Securities Act, at its expense, all of the shares of common stock issuable upon conversion of the Notes and shares of common stock issuable upon exercise of the Warrants (the “Registrable Securities”) that each such Holder has requested to be registered. Each Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section. Notwithstanding anything to the contrary, in this Section, the piggy rights granted pursuant to this Section shall cease and the Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following: (a) the sale of any Registrable Securities pursuant to the Registration Statement or Rule 144 under the Securities Act; or (B) if the Registrable Securities become eligible for resale by its holder under Rule 144, under the Securities Act, without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions.

3.       Amendment to the Warrant.

(a)       The Warrant is hereby amended such that the number of shares of Common Stock issuable upon exercise of the Warrant shall be increased by ten percent (10%) and the Exercise Price is reduced to $0.15.

(b)        The anti-dilution protection provided under the Warrant pursuant to Section 2(c) and 2(d) thereof shall, effective on the date on which this Agreement is fully executed by both the Holder and the Company, be deleted in its entirety.

(c)       The provision relating to the cashless exercise of the Warrant, as provided under Section 1(e) thereof, shall be amended as follows:

This Warrant may be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing price of the Common Stock on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

4.       Acknowledgement of Compensation to Broker-Dealer. The Holder acknowledges and agrees that pursuant to the Company’s agreement with Dawson James Securities, Inc. (“Dawson James”), the Company will issue to Dawson James such number of shares of the Company’s Common Stock equal to eight percent (8%) of the aggregate amount of Notes converted pursuant to this Agreement, at a conversion rate of fifteen cents ($0.15) per share.

5.       Authorization. The undersigned represents that he/she has full corporate power and authority to execute this Agreement on behalf of the Holder and that the Holder is authorized to take the action set forth herein without the consent or approval of any other third party.

6.       No Other Amendments. Except as specifically set forth in this Agreement, there are no other amendments to the Note or the Warrant and the Note and Warrant shall remain unmodified and in full force and effect.

7.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.       Counterparts; Signature. This Agreement may be executed in one or more counterparts. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of December ___, 2016.

THE COMPANY:
PARETEUM CORPORATION

By:
Name: Robert H. Turner
Title: Executive Chairman

THE HOLDER:

By:
Name:
Title: